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                                                                  Exhibit 10.18
                                                                        (LOGO)
                                                                       ANDERSEN


Consent of Independent Public Accountants

As Independent Public Accountants, we hereby consent to the use in this Annual Report on Form 20-F, as amended, Companhia Vale do Rio Doce (Registration No. 000-26030), which is incorporated by reference in the Registration Statement on Form F-3 (Registration No. 333-82136), of our report dated February 19, 2001 (dual dated June 19, 2001) relating to the financial statements of Companhia Siderurgica Nacional, translated into US Dollars, for the years ended December 31, 2000 and 1999, prepared in conformity with generally accepted principles in the United States which is included in such Annual Report.


/s/ Arthur Andersen S/C



Rio de Janeiro, Brazil
March 6, 2002